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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2008

                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)



      Delaware                     0-26015                    95-4627253
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(State or other            (Commission File Number)      (I.R.S. Employer
 jurisdiction of                                          Identification No.)
 incorporation)

                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)



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             (Former name or address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01.  Entry Into a Material Definitive Agreement.

The information required by this Item with respect to a consent letter between Wells Fargo Foothill, Inc. and Youbet is set forth under Item 2.06 below and is incorporated herein by this reference.


Item 2.02.  Results of Operations and Financial Condition.

The disclosure required by this Item with respect to a fourth quarter non-cash impairment charge appears under Item 2.06 below and is incorporated herein by this reference.

Also, as previously reported, the U.S. government seized approximately $1.5 million from IRG bank accounts in October 2007. Although we intend to continue to seek reimbursement of the seized funds, management has concluded that the likelihood of recovering these funds is uncertain and, therefore, the company will provide an uncollectible reserve for the $1.5 million attributable to the seized funds in Youbet's fourth quarter and year-end 2007 financial results.

Item 2.05.  Costs Associated with Exit or Disposal Activities.

The information required by this Item is set forth under Item 2.06 below and is incorporated herein by this reference.

Item 2.06.  Material Impairments.

On February 7, 2008, Youbet concluded that intangible assets associated with the business of IRG U.S. Holdings Corp., IRG Holdings Curacao, N.V., International Racing Group N.V., and IRG Services, Inc., collectively referred to herein as the "IRG Business," were impaired. The IRG Business has been adversely impacted in the form of lost customers and a commensurate reduction in staffing levels since the commencement of the previously reported investigation involving the IRG Business by the U.S. Attorney's Office in Las Vegas, Nevada. Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," requires Youbet, in the event of adverse events and circumstances, to evaluate long-lived assets for recoverability. As part of this evaluation, management compares fair value to the underlying carrying value of the long-lived asset. As a result of substantially reduced business levels, the company concluded that the intangible assets associated with the IRG Business (attributable to customer lists and a non-competition agreement, including amounts accrued with respect to a potential earn-out payment based on IRG's historic performance and due August 31, 2008, subject to any rights of offset or claims that may arise prior to that date which Youbet may assert in order to reduce the obligation to make this potential earn-out payment) were impaired. In light of the future outlook for the IRG Business under the continuing investigation, Youbet presently estimates the total amount of the fourth quarter impairment associated with the IRG Business to be approximately $9.9 million, consisting of $6.7 million in the unamortized balance of prior acquisition and earn-out payments as of November 30, 2007 and $3.2 million of an earned but unpaid earn-out payment due August 31, 2008. This impairment charge will be reflected in Youbet's fourth quarter and year-end 2007 financial results is subject to further review by Youbet's independent registered public accounting firm. Please see "Management's Discussion and Analysis--IRG" of Youbet's quarterly report for the quarter ended September 30, 2007 for additional information regarding the earn-out payment to IRG.

Youbet also has determined, effective February 12, 2008, that, given the severe and adverse downturn in the IRG Business since October 2007, the IRG Business would stop taking wagers and cease all other operations associated with the IRG Business on or before February 15, 2008, and that the IRG Business would be unwound in an orderly and businesslike fashion. In connection with the shutdown of the IRG Business, the company will record a charge of approximately $0.5 million for severance costs associated with exiting the IRG Business.
In addition, the IRG Business will incur other shutdown costs estimated to range from $0.2 million to $0.3 million to cover lease obligations, outside services, asset disposals and other miscellaneous costs. In addition, the company expects to incur ongoing and possibly material costs associated with its continued cooperation with, and eventual resolution of, the ongoing government investigation, although the precise amount or timing cannot be predicted at this time and such costs are not related to the company's decision to shutdown the IRG Business.

In connection with the company's determination to exit the IRG Business, Wells Fargo Foothill, or "WFF," agreed that Youbet could fund legal fees associated with the ongoing government investigation up to $0.5 million, if necessary. This consent letter also contains customary representations by Youbet and a provision reducing Youbet's ability to draw on a revolving line of credit under the credit facility from $4.0 million to $1.0 million, which amount can be increased or decreased in WFF's sole discretion. At December 31, 2007, there were no amounts outstanding under the revolving line of credit.

The foregoing is a summary of the material terms of the consent letter. As a summary of the material terms, it does not purport to be complete and is subject to, and qualified in its entirety by reference to, the terms of the consent letter being filed with this report as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

           (a) Not applicable.

           (b) Not applicable.

           (c) Not applicable.

           (d) Exhibit:

               10.1 Consent Letter, dated February 13, 2008, between Wells Fargo Foothill, Inc., as agent and as lender, and Youbet.com, Inc. and United Tote Company, Inc., as borrowers.

Special Note Regarding Forward-Looking Statements

This report includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, among other things, statements that relate to Youbet's earnings expectations, as well as facts and assumptions underlying these expectations. Actual results may differ materially from the preliminary expectations expressed or implied in these forward-looking statements due to various risks, uncertainties or other factors, including any additional facts or actions that may arise from the government's investigation of IRG, Youbet management's further review and refinement of fourth quarter and fiscal year 2007 results and finalizing the valuation of the Youbet's assets with its third-party appraisal firm, as well as the audit being conducted by Youbet's independent registered public accounting firm. Risk factors that may affect Youbet's earnings in the future include those set forth in the Form 10-K for the fiscal year ended December 30, 2006 as updated in the Form 10-Q for the fiscal quarter ended September 30, 2007. Except as required by applicable law, Youbet assumes no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       YOUBET.COM, INC.



Dated: February 13, 2008               By: /s/ James A. Burk
                                          ----------------------------------
                                          James A. Burk
                                          Chief Financial Officer

                                                                    Exhibit 10.1


[Wells Fargo Foothill Letterhead]


                                February 13, 2008



VIA FACSIMILE AND OVERNIGHT COURIER

YOUBET.COM, INC.
UNITED TOTE COMPANY, INC.
5901 De Soto Avenue
Woodland Hills, California 91367
Attn: James Burk, CFO

         Re:      Consent

Ladies and Gentlemen:

    Reference is hereby made to: (i) that certain Credit Agreement dated as of July 27, 2006 (as amended, restated, supplemented, or modified from time to time, the "Credit Agreement"), by and among WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent (in such capacity, "Agent") and as sole Lender (in such capacities, "Foothill"), YOUBET.COM, INC., a Delaware corporation ("Administrative Borrower"), and UNITED TOTE COMPANY, INC., a Montana corporation (together with Administrative Borrower, collectively, the "Borrowers"); and (ii) that certain waiver letter dated as of October 30, 2007, by and among Foothill and Borrowers (the "Waiver Letter"). Initially capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

    Pursuant to the terms of the Waiver Letter, no Borrower or Guarantor may make, subject to certain exceptions, any distribution to, declare or pay any dividends to, or otherwise make any intercompany transfers to, or on behalf of, IRG Services, Inc., a Nevada corporation ("IRG"), without the prior written consent of Agent. Administrative Borrower wishes to transfer up to Five Hundred Thousand Dollars ($500,000) to IRG for the payment of certain legal fees incurred by IRG in connection with the proposed Dissolution (as defined below) (the "Dissolution Transfer").

    Pursuant to Section 6.3(b) of the Credit Agreement, no Borrower or any of its Subsidiaries may dissolve itself. Borrowers wish to dissolve IRG (the "Dissolution", and together with the Dissolution Transfer, the "Proposed Transactions"). Foothill hereby consents to the Proposed Transactions so long as:

    (1) the aggregate amount of the Dissolution Transfer does not exceed Five Hundred Thousand Dollars ($500,000);

    (2) the Borrowers acknowledge their agreement with the conditions of this consent letter by executing and returning an original copy of such consent letter to Agent;

    (3) the Dissolution does not violate any law or any order or decree of any court or other Governmental Authority in any material respect and does not conflict with or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, or any other agreement or instrument to which any Borrower or Guarantor is a party or may be bound;

    (4) the Dissolution is done in accordance with the requirements of all applicable laws and regulations;

    (5) in connection with the Dissolution, no assets and properties of IRG are transferred to any Borrower other than certain Equipment of IRG located at IRG's Curacao location;

    (6) To the extent requested by Agent, Agent shall have received any documents and agreements that any Borrower or Guarantor has filed with any Governmental Authority or as are otherwise required to effectuate the Dissolution;

    (7) no Borrower or Guarantor shall assume any Indebtedness, obligations or liabilities as a result of the Dissolution, or otherwise become liable in respect of any obligations or liabilities of IRG; and

    (8) no Default or Event of Default would occur as a result of any of the Proposed Transactions.

         Borrowers hereby acknowledge and agree that notwithstanding anything contained in the Credit Agreement to the contrary, effective as of the date hereof Agent may establish an initial reserve under Section 2.1(b) of the Credit Agreement in an amount equal to Three Million Dollars ($3,000,000), which reserve amount may be decreased or increased from time to time in Agent's sole discretion.

    Foothill hereby acknowledges and agrees that notwithstanding anything contained in Schedule 5.3 of the Credit Agreement to the contrary, the Compliance Certificate required to be delivered by Borrowers to Foothill for the fiscal period ending December 31, 2007, shall be required to be delivered within the time frame set forth in clause (d) of Schedule 5.3 of the Credit Agreement (as opposed to clause (b) of Schedule 5.3 of the Credit Agreement).

    This consent letter shall apply only to the specific Proposed
Transactions as described above and not to any further transfers or dissolutions. Nothing contained herein nor any communications between any Borrower or any Guarantor and Foothill shall be a waiver of any rights or remedies Foothill has or may have against any Borrower or any Guarantor. Except as explicitly set forth herein, nothing contained herein shall (i) amend, modify or alter any term or condition of the Credit Agreement, the Waiver Letter or any other Loan Document or (ii) diminish, prejudice or waive any of Foothill's rights and remedies under the Credit Agreement, the Waiver Letter, any other Loan Document or applicable law, and Foothill hereby reserves all of such rights and remedies.

    This consent letter shall be construed under and governed by the internal laws of the State of California, and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this consent letter by telefacsimile or electronic transmission of a "pdf" (or other such viewable, printable data file) shall be equally effective as delivery of a manually executed original counterpart.


                           Very truly yours,

                           WELLS FARGO FOOTHILL, INC.,
                             as Agent and as Lender



                           By:    /s/ Michael Ganann
                                  -----------------------------------------
                           Name:    Michael Ganann
                                  -----------------------------------------
                           Title:   Vice President
                                  ----------------------------------------



ACKNOWLEDGED, ACCEPTED AND AGREED:

YOUBET.COM, INC.,
a Delaware corporation


By:             /s/ James A. Burk
       ---------------------------------------
Name:          James A. Burk
       ---------------------------------------
Title:       Chief Financial Officer
       ---------------------------------------


UNITED TOTE COMPANY, INC.,
a Montana corporation


By:             /s/ Gary Sproule
       ---------------------------------------
Name:          Gary Sproule
       ---------------------------------------
Title:       Chief Financial Officer
       ---------------------------------------


cc:   SIDLEY AUSTIN LLP
      555 West Fifth Street, 40th Floor
      Los Angeles, California (90013)
      Attn:  Jennifer C. Hagle, Esq.
      Fax No.: (213) 896-6600